UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 19, 2006


                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


             Nevada                     000-32903               98-0233859
             ------                     ---------               ----------
  (State or other jurisdiction         (Commission             IRS Employer
       of incorporation)               File Number)         Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Barr Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 949-733-1101


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

     On September 19, 2006, Dermisonics, Inc. issued a press release (the "Press Release") announcing the successful results of its HPT-4 human pilot trial of its proprietary U-Strip transdermal drug delivery in patients with Type-2 diabetes. This trial specifically examined the effects of the unique ultrasonic transmission utilized in the U-Strip insulin delivery system upon the skin of Type-2 diabetic patients. The goal of this study was to demonstrate that ultrasound alone, at levels used for ultrasonic drug delivery, does not cause skin damage or irritation. A copy of the Press Release is furnished as Exhibit
99.1 to this report.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.    Furnished pursuant to Items 2.02 and 7.01.

     99.1     Press release by Dermisonics, Inc. issued on September 19, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DERMISONICS, INC.


Date: September 19, 2006                    By: /s/ Bruce H. Haglund
                                                -----------------------
                                            Bruce H. Haglund,
                                            Chairman